Exhibit 99.2

November 19, 2020 2020 Third Quarter Results Earnings Presentation

2 Transaction Overview Equity sources 2 Equity uses 2 GCM Grosvenor Business Combination with CFAC ▪ On August 3, 2020, GCM Grosvenor announced the firm would become a public company through a business combination with CF Acquisition Corp (“CFAC”) ▪ Simultaneously, GCM Grosvenor announced a $225 million private placement of equity capital (“PIPE”) ▪ The business combination closed on November 17, 2020 ▪ As of November 18, 2020, GCM Grosvenor Inc. is listed on the Nasdaq exchange under the ticker GCMG ▪ Within 15 business days following transaction close, we anticipate filing an S - 1 registration statement registering the warrants and PIPE shares ▪ Estimated net debt as of 12/31/2020: $200 million 1 $mm % CFAC cash - in - trust $120 6.8% PIPE financing 225 12.8% Sponsors 40 2.3% Additional investors 185 10.5% GCM Grosvenor equity rollover 1,419 80.4% Total Sources $1,764 100.0% $mm % GCM Grosvenor equity rollover $1,419 80.4% Secondary share purchases 112 6.3% Cash to balance sheet 175 9.8% Sponsor Loan 6 0.3% Transaction expenses & other 52 3.1% Total Uses $1,764 100.0% 1. Estimated net debt at 12 / 31 / 20 represents GCM Grosvenor’s estimated outstanding senior secured loan and credit facility less estimated cash attributable to GCM Grosvenor 2. Numbers may not add due to rounding

3 Equity Ownership Summary GCM Grosvenor existing shareholders 78.3% CFAC shares 6.3% PIPE shares 10.0% Sponsors 5.4% 1 1. Sponsors’ shares includes $ 6 mm investment from Cantor in a private placement concurrent with CFAC’s IPO (already funded), $ 30 mm investment from Cantor (pursuant to the amended Forward Purchase Agreement) and $ 10 m investment from M . Klein & Co . in the PIPE 2. Numbers may not add due to rounding . Excludes 23 . 9 million warrants, which strike at $ 11 . 50 and cap at $ 18 . 00 per share, and any future awards and grants under contemplated Long - Term Incentive Plan (LTIP) Total Shares: 184.2 MM 2 Ownership Shares (mm) % GCM Grosvenor Existing Shareholders 144.2 78.3% CFAC shares 11.6 6.3% PIPE shares 18.5 10.0% Sponsors 1 9.8 5.4% Total Shares 2 184.2 100% Warrants Units (mm) % Total Shares GCM Grosvenor Existing Shareholders 0.9 0.5% CFAC Holders 21.2 11.5% Sponsors 1.8 1.0% Total Warrants 23.9 13.0%

4 1. AUM as of September 30 , 2020 Flexible implementation platform Broad and deep investment capabilities Customized separate accounts 77% Specialized funds 23% % of AUM 1 AUM: $59bn¹ AUM: $59bn¹ Largest Independent Open Architecture Alternative Asset Platform GCM Grosvenor is at the center of the alternatives universe

Public Pensions Sovereign Entities Union Pensions Corporate Pensions Financial Institutions Other Institutional High Net Worth/ Family Office Endowments & Foundations 5 1 . AUM as of September 30 , 2020 Deep, Tenured and Diversified Client Relationships % of AUM 1 42% 14% 8% 16% 6% 7% 6% 1% 23% 9% 5 % Our client base is institutional and stable Top 1 – 10 Top 11 – 20 Other % of management fees 64% 24% 12 % Our client base is diversified Americas APAC EMEA Rest of world % AUM 1 23% 9% 4% 64 % Our client base is global No single client contributes more than 5% of our management fees $59bn of AUM 1 across over 500 institutional clients Average relationship of over 12 years across our 25 largest clients 88% of our top 25 clients have expanded their relationship over the last 3 years

6 GCM Grosvenor is Reaffirming Revised 2020 Guidance 1. Excludes fund reimbursement revenue 2. Adjusted net income represents amounts attributable to GCMH LLLP and GCM LLC as is not pro forma for the business combination with CFAC on November 17 , 2020 2020 Forecast As of Merger Presentation as of August 3, 2020 Revised October 22, 2020 Fee - paying AUM $51.1 billion $50 - 52 billion Management fees 1 $302.9 million $300 - 303 million Net incentive fees attributable to GCM Grosvenor $12.5 million $23 - 25 million Net fees attributable to GCM Grosvenor $321.0 million $330 - 333 million Adjusted EBITDA $100.4 million $116 - 118 million Adjusted pre - tax net income $77.5 million $90 - 92 million Adjusted net income 2 $76.9 million $88 - 90 million Adjusted fee - related earnings N/A $89 – 91 million

GCM Grosvenor Third Quarter 2020 Results

Third Quarter Key Highlights

Fee-Paying Assets Under Management ("FPAUM") ($Bn)



1%
$49.6
$49.9
Q2 20
Q3 20

Contracted Not Yet FPAUM ("CNYFPAUM") ($Bn)



19%
$5.6
$6.6
Q2 20
Q3 20

Assets Under Management ($Bn)



3%
$56.9
$58.6
Q2 20
Q3 20

Financial Results[1]

($mm)	3Q 20	% Change vs. Q2 20
Management fees[2]	$76.1	4%
Net Fees Attributable to GCM Grosvenor	85.2	13%
GAAP Net Income Attributable to GCM Grosvenor	1.3	(78%)
Adjusted Pre-Tax Income	27.3	38%
Adjusted EBITDA	33.6	29%
Adjusted Fee-Related Earnings ("FRE")	25.6	2%

Dividend

GCM Grosvenor management intends to increase its recommended annual dividend to 24 cents per share from its previously communicated 20 cents per share recommendation. The official declaration, record and payment date for the first 6 cent per share quarterly dividend will be announced in connection with GCM Grosvenor's fourth quarter earnings results in February 2021

1. See the appendix attached hereto for a reconciliation of each metric to the most comparable GAAP metric
2. Excludes fund reimbursement revenue

7

22.7 24.0 23.6 21.6 22.5 22.8 21.4 24.9 26.5 26.2 27.1 27.1 $1.9 $2.3 $5.2 $5.4 $5.6 $6.6 $46.1 $51.2 $55.2 $53.2 $55.2 $56.5 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 8 Absolute return strategies FPAUM¹ Private markets FPAUM¹ Contracted not yet fee - paying² FPAUM and CNYFPAUM($bn) Total AUM 3 Continued FPAUM, CNYFPAUM and AUM Growth 1. Fee - paying assets under management 2. Contracted not yet fee - paying AUM reflects capital that has been raised but is not yet invested or activated as fee - paying 3. Includes ‘Other’ that is part of total AUM, including mark to market, insider capital and non fee - paying AUM $50.1 $53.8 $57.7 $55.8 $56.9 $58.6 Increase Fee - Paying AUM 1% 19% Increase in Contracted not yet Fee - Paying AUM Quarter - Over - Quarter 3% Increase in Total AUM Estimated incremental management fees from CNYFPAUM $27 MM $32 MM

Private Markets 76% Absolute Return Strategies 24% 9 Continued Strong Fundraising Driving FPAUM and CNYFPAUM Growth $1.4Bn of new capital raised in Q3 $0.3Bn of Q3 FPAUM $1.1Bn of Q3 CNYFPAUM Private Markets 92% Absolute Return Strategies 8% Fundraising By Strategy Customized Separate Accounts 91% Specialized Funds 9% Fundraising By Implementation Type Q3 2020 9 - Months Ended 9/30 Q3 2020 9 - Months Ended 9/30 Customized Separate Accounts 89% Specialized Funds 11% $1.4 Bn $5.0 Bn $1.4 Bn $5.0 Bn

10 Incentive Fee Drivers 1. Reflects GCMLP Diversified Multi - Strategy Composite gross returns 2. Gross unrealized carried interest prior to any amounts allocable to other parties, including current and former employees and Mosaic ▪ The amount of firm AUM eligible for an annual performance fee has increased 29% since 2017, from $10.1 billion to $13.0 billion as of September 30, 2020 ▪ Unrealized, accrued annual performance fees that are eligible to be realized in 2020 totaled $14.9 million as of September 30, 2020 Multi - Strategy Absolute Return Strategies Performance 1 6.3% 6.8% Q3 20 YTD 20 Absolute Return Strategies Private Markets ▪ Gross unrealized carried interest increased 12% to $339 million as of September 30, 2020, driven by strong increases in the unrealized gains of underlying portfolios (note: valuations reported on a one quarter lag) ▪ Gross unrealized carried interest is highly diversified by market strategy, vintage year and number of programs Gross Unrealized Carried Interest ($mm) 2 $302 $339 104 106 Q2 20 Q3 20 Gross unrealized carried interest Vehicles in unrealized carry position 12%

Financial Highlights

$73 $76 Q2 20 Q3 20 12 Quarter - Over - Quarter Comparison ($mm) Management fees Net Incentive Fees Attributable to GCM Grosvenor 1 Net Fees Attributable to GCM Grosvenor 1 4% 1,548% 13% $0 $7 Q2 20 Q3 20 $76 $85 Q2 20 Q3 20 $25 $26 Q2 20 Q3 20 Adjusted FRE 2 Adjusted EBITDA 2 Adjusted Pre - Tax Income 3 2% 29% 38% $26 $34 Q2 20 Q3 20 $20 $27 Q2 20 Q3 20 1 . See page 21 for reconciliation 2 . See page 23 for reconciliation 3 . See page 22 for reconciliation

13 Assets Under Management – Q3 2020 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee - Paying AUM Beginning of Period (July 1, 2020) $ 27,083 $ 22,514 $ 49,597 $ 5,584 $ 56,890 Contributions from CNYFPAUM 347 7 354 Contributions from New Capital Raised 223 130 353 Withdrawals 0 (957) (957) Distributions (450) (52) (502) Change in Market Value 55 1,198 1,253 Foreign Exchange, Other (164) (44) (208) End of Period Balance (September 30, 2020) $ 27,094 $ 22,796 $ 49,890 $ 6,639 $ 58,551 % Change 0% 1% 1% 19% 3%

14 Assets Under Management – Year to Date 2020 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee - Paying AUM Beginning of Period (January 1, 2020) $ 26,477 $ 23,556 $ 50,033 $ 5,153 $ 57,746 Contributions from CNYFPAUM 1,361 218 1,579 Contributions from New Capital Raised 910 991 1,901 Withdrawals - (2,803) (2,803) Distributions (1,553) (109) (1,662) Change in Market Value (82) 1,049 967 Foreign Exchange, Other (19) (106) (125) End of Period Balance (September 30, 2020) $ 27,094 $ 22,796 $ 49,890 $ 6,639 $ 58,551 % Change 2% (3%) 0% 29% 1%

Condensed GAAP Statements of Income (unaudited)

	Three Months Ended				Nine Months Ended		
$000	Sept 30, 2019	June 30, 2020	Sept 30, 2020	QoQ % Change	Sept 30, 2019	Sept 30, 2020	YoY % Change
Management Fees	$ 82,837	$ 75,136	$ 78,269	4%	$ 243,708	$ 231,106	(5%)
Incentive Fees	33,342	13,041	21,774	67%	65,819	38,048	(42%)
Other Operating Income	2,383	1,953	1,703	(13%)	5,571	5,339	(4%)
Total Operating Revenues	**118,562**	**90,130**	**101,746**	**13%**	**315,098**	**274,493**	**(13%)**
Employee Compensation and Benefits	62,311	55,667	75,315	35%	174,484	186,459	7%
General, Administrative and Other	20,641	16,242	17,263	6%	64,637	58,101	(10%)
Total Operating Expenses	**82,952**	**71,909**	**92,578**	29%	**239,121**	**244,560**	2%
Operating Income	**35,610**	**18,221**	**9,168**	**(50%)**	**75,977**	**29,933**	**(61%)**
Investment Income (Loss)	2,962	(9,575)	7,902	(183%)	6,070	1,700	(72%)
Interest Expense	(6,281)	(5,841)	(5,807)	(1%)	(19,067)	(17,515)	(8%)
Other Expense	(2,680)	(1,350)	446	(133%)	(7,615)	(10,637)	40%
Net Other Income (Expense)	**(5,999)**	**(16,766)**	**2,541**	**(115%)**	**(20,612)**	**(26,452)**	**28%**
Income before income taxes	29,611	1,455	11,709	705%	55,365	3,481	(94%)
Income taxes	527	526	541	3%	1,643	1,710	4%
Net Income	**29,084**	**929**	**11,168**	**NM**	**53,722**	**1,771**	**(97%)**
Less: Net income attributable to redeemable noncontrolling interest	-	185	3,322	NM	-	5,600	NM
Less: Net income (loss) attributable to noncontrolling interest	5,194	(5,183)	6,520	(226%)	12,292	3,873	(68%)
Net Income (Loss) Attributable to GCM Grosvenor	**$ 23,890**	**$ 5,927**	**$ 1,326**	**(78%)**	**$ 41,430**	**$ (7,702)**	**(119%)**

15

Summary of Non-GAAP Financial Measures

	Three Months Ended				Nine Months Ended		
$000	Sept 30, 2019	June 30, 2020	Sept 30, 2020	QoQ % Change	Sept 30, 2019	Sept 30, 2020	YoY % Change
Management Fees[1]	$ 81,532	$ 73,309	$ 76,105	4%	$ 240,040	$ 225,141	(6%)
Other Operating Income	2,383	1,953	1,703	(13%)	5,571	5,339	(4%)
Fee-Related Revenues	**83,915**	**75,262**	**77,808**	**3%**	**245,611**	**230,480**	**(6%)**
Employee Compensation and Benefits	62,311	55,667	75,315	35%	174,484	186,459	7%
Less: Carried interest expense attributable to employees and former employees	(16,185)	(7,819)	(12,155)	55%	(33,242)	(21,175)	(36%)
Less: Carried interest attributable to redeemable noncontrolling interest holder	-	(2,804)	369	(113%)	-	(3,300)	NM
Less: Carried interest attributable to other noncontrolling interest holders, net	(3,484)	(1,969)	(2,588)	31%	(10,267)	(5,025)	(51%)
General, Administrative and Other	20,641	16,242	17,263	6%	64,637	58,101	(10%)
Less: Fund cost reimbursement expense	(1,305)	(1,827)	(2,164)	18%	(3,668)	(5,965)	63%
Total Operating Expenses (Non-GAAP)	**61,978**	**57,490**	**76,040**	**32%**	**191,944**	**209,095**	**9%**
Investment Income (Loss)	2,962	(9,575)	7,902	(183%)	6,070	1,700	(72%)
Other Income (Expense)	(2,680)	(1,350)	446	(133%)	(7,615)	(10,637)	40%
Net income (loss) attributable to noncontrolling interest	5,194	(4,998)	9,842	(297%)	12,292	9,473	(23%)
Change in fair value of derivatives	2,805	1,417	(378)	(127%)	8,225	9,673	18%
Amortization expense	1,953	1,876	1,876		5,860	5,628	(4%)
Severance expense	979	8	760	NM	4,421	3,048	(31%)
Transaction expenses	-	145	229	58%	-	3,729	100%
Transition expenses	-	-	45	100%	-	45	100%
Loss on extinguishment of debt	-	482	-	(100%)	-	1,514	100%
Other	283	4	366	NM	373	370	(1%)
Partnership interest-based compensation	4,365	8,856	21,605	144%	13,080	38,381	193%
Other non-cash compensation	1,129	1,160	1,135	(2%)	2,885	3,360	16%
Investment income, net of noncontrolling interest	(1,254)	(110)	(506)	360%	(4,102)	(649)	(84%)
Net compensation expense associated with deferred revenue carry	(181)	(508)	287	(156%)	(474)	769	(262%)
Other non-operating income	(125)	(67)	(69)	3%	(610)	(550)	(10%)
Adjusted Fee-Related Earnings	**$ 26,979**	**$ 25,108**	**$ 25,624**	**2%**	**$ 69,488**	**$ 68,293**	**(2%)**

1. Excludes fund expense reimbursement revenue

16

Appendix: Financial Information

18 Condensed GAAP Balance Sheets (unaudited) $000 Sept 30, 2019 Dec 31, 2019 Sept 30, 2020 Cash and cash equivalents $ 54,609 $ 79,866 $ 158,186 Management fees receivable 25,124 13,896 12,534 Incentive fees receivable 40,882 20,771 11,570 Due from related parties 9,546 10,226 10,791 Investments 158,535 159,358 159,050 Premises and equipment, net 8,934 8,871 8,263 Intangible assets, net 18,026 16,092 10,464 Goodwill 28,959 28,959 28,959 Other Assets 41,830 35,117 60,292 Total Assets 386,445 373,156 460,109 Accrued Compensation and Benefits 63,515 63,668 59,577 Employee Related Obligations 21,793 22,614 20,409 Debt 448,103 448,500 376,832 Accrued Expenses and Other Liabilities 56,652 52,204 71,032 Total Liabilities 590,063 586,986 527,850 Redeemable Noncontrolling Interest - - 110,782 Total Partners’ and Member’s Deficit (314,081) (315,293) (272,274) Noncontrolling Interest 110,463 101,463 93,751 Total Partners’ and Members’ Deficit (203,618) (213,830) (178,523) Total Liabilities and Partners’ and Member’s Deficit $ 386,445 $ 373,156 $ 460,109

19 Condensed GAAP Statements of Cash Flows (unaudited) Nine Months Ended $000 Sept 30, 2019 Sept 30, 2020 Net cash provided by (used in) operating activities $ 34,832 $ 43,131 Net cash provided by (used in) investing activities 7,739 (2,701) Net cash provided by (used in) financing activities (55,936) 37,768 Effect of exchange rate changes on cash (141) 122 Net increase (decrease) in cash and cash equivalents $ (13,506) $ 78,320

20 Reconciliation to Non - GAAP Metrics Three Months Ended Nine Months Ended $000 Sept 30, 2019 June 30, 2020 Sept 30, 2020 Sept 30, 2019 Sept 30, 2020 Net incentive fees attributable to GCM Grosvenor Incentive fees $ 33,342 $ 13,041 $ 21,774 $ 65,819 $ 38,048 Less: Carried interest expense attributable to employees and former employees (16,185) (7,819) (12,155) (33,242) (21,175) Carried interest attributable to redeemable noncontrolling interest holder - (2,804) 369 - (3,300) Carried interest attributable to other noncontrolling interest holders, net (3,484) (1,969) (2,588) (10,267) (5,025) Net incentive fees attributable to GCM Grosvenor 13,673 449 7,400 22,310 8,548 Net fees attributable to GCM Grosvenor Total operating revenues 118,562 90,130 101,746 315,098 274,493 Less: Fund expense reimbursement revenue (1,305) (1,827) (2,164) (3,668) (5,965) Carried interest expense attributable to employees and former employees (16,185) (7,819) (12,155) (33,242) (21,175) Carried interest attributable to redeemable noncontrolling interest holder - (2,804) 369 - (3,300) Carried interest attributable to other noncontrolling interest holders, net (3,484) (1,969) (2,588) (10,267) (5,025) Net fees attributable to GCM Grosvenor $ 97,588 $ 75,711 $ 85,208 $ 267,921 $ 239,028

21 Reconciliation to Non - GAAP Metrics Three Months Ended Nine Months Ended $000 Sept 30, 2019 June 30, 2020 Sept 30, 2020 Sept 30, 2019 Sept 30, 2020 Adjusted pre - tax income & Adjusted net income Net income (loss) attributable to GCM Grosvenor $ 23,890 $ 5,927 $ 1,326 $ 41,430 $ (7,702) Plus: Income taxes 527 526 541 1,643 1,710 Change in fair value of derivatives 2,805 1,417 (378) 8,225 9,673 Amortization expense 1,953 1,876 1,876 5,860 5,628 Severance expense 979 8 760 4,421 3,048 Transaction expenses - 145 229 - 3,729 Transition expenses - - 45 - 45 Loss on extinguishment of debt - 482 - - 1,514 Other 283 4 366 373 370 Partnership interest - based compensation 4,365 8,856 21,605 13,080 38,381 Other non - cash compensation 1,129 1,160 1,135 2,885 3,360 Less: Investment income, net of noncontrolling interest (1,254) (110) (506) (4,102) (649) Net compensation expense associated with deferred revenue carry (181) (508) 287 (474) 769 Adjusted pre - tax income 34,496 19,783 27,286 73,341 59,876 Less: Income taxes (527) (526) (541) (1,643) (1,710) Tax effect of non - GAAP adjustments (28) (83) (122) (126) (314) Adjusted net income $ 33,941 $ 19,174 $ 26,623 $ 71,572 $ 57,852

22 Reconciliation to Non - GAAP Metrics Three Months Ended Nine Months Ended $000 Sept 30, 2019 June 30, 2020 Sept 30, 2020 Sept 30, 2019 Sept 30, 2020 Adjusted EBITDA Adjusted net income $ 33,941 $ 19,174 $ 26,623 $ 71,572 $ 57,852 Plus: Income taxes 527 526 541 1,643 1,710 Tax effect of non - GAAP adjustments 28 83 122 126 314 Depreciation expense 616 536 540 1,874 1,772 Interest expense 6,281 5,841 5,807 19,067 17,515 Adjusted EBITDA 41,393 26,160 $ 33,633 $ 94,282 $ 79,163 Adjusted Fee - related earnings Adjusted EBITDA 41,393 26,160 33,633 94,282 79,163 Less: Incentive fees (33,342) (13,041) (21,774) (65,819) (38,048) Depreciation expense (616) (536) (540) (1,874) (1,772) Other Non - Operating Income / (Expense) (125) (67) (69) (610) (550) Plus: Carried interest expense attributable to employees and former employees 16,185 7,819 12,155 33,242 21,175 Carried interest attributable to redeemable noncontrolling interest holder - 2,804 (369) - 3,300 Carried interest attributable to other noncontrolling interest holders, net 3,484 1,969 2,588 10,267 5,025 Adjusted Fee - related earnings $ 26,979 $ 25,108 $ 25,624 $ 69,488 $ 68,293

Private Markets Strategies Performance Metrics – Realized and Partially Realized Investments

$mm unless otherwise noted

Realized and Partially Realized Investments

Strategy	Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity								
Primary Fund Investments[1]	$ 10,522.8	$ 11,547.8	$ 18,097.7	$ 2,113.4	1.75x	13.7%	9.8%	S&P 500
Secondaries Investments[2]	314.0	184.1	225.2	62.6	1.56x	20.0%	9.5%	S&P 500
Co-Investments/Direct Investments[3]	2,252.6	2,166.7	$ 3,732.3	356.2	1.89x	22.7%	16.0%	S&P 500
Infrastructure[4]	1,916.0	1,770.3	2,320.8	327.9	1.50x	10.5%	6.6%	MSCI World Infrastructure
Real Estate[5]	261.9	290.9	472.1	13.1	1.67x	21.8%	12.0%	FTSE Nareit All REITS
ESG and Impact Strategies								
Diverse Managers[6]	1,116.0	1,221.0	1,917.7	312.3	1.83x	24.1%	14.5%	S&P 500
Labor Impact Investments	-	-	-	-	n/a	n/a	n/a	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through June 30, 2020. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to us or any expenses of any account or vehicle we manage. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by us. Past performance is not necessarily indicative of future results.

1. Excludes certain private markets credit fund investments outside of private equity programs.
2. Reflects secondaries investments since 2014. In September 2014, we established a dedicated private equity secondaries vertical
3. Reflects co-investments/direct investments since 2009. In December 2008, we established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co-investment strategy.
4. Infrastructure investments exclude labor impact investments.
5. Reflects real estate investments since 2010. In 2010, we established a dedicated Real Estate team and adopted a more targeted, active real estate strategy
6. Since 2007

23

Private Markets Strategies Performance Metrics – All Investments

$mm unless otherwise noted

All Investments

Strategy	Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity								
Primary Fund Investments[1]	$ 20,058.7	$ 18,215.7	$ 21,074.5	$ 7,042.6	1.54x	11.9%	10.2%	S&P 500
Secondary Investments[2]	1,130.7	800.8	365.3	594.4	1.20x	11.0%	9.3%	S&P 500
Co-Investments/Direct Investments [3]	5,003.6	4,747.3	3,889.5	3,021.9	1.46x	16.9%	13.6%	S&P 500
Infrastructure[4]	5,642.9	5,026.3	3,109.3	3,370.4	1.29x	8.4%	5.3%	MSCI World Infrastructure
Real Estate[5]	1,687.8	1,339.9	803.3	815.3	1.21x	11.4%	5.7%	FTSE Nareit All REITS
Multi-Asset Class Programs	1,207.6	1,189.2	377.4	1,013.9	1.17x	15.7%	n/a	n/a
ESG and Impact Strategies								
Diverse Managers[6]	5,683.5	4,382.5	2,691.5	3,493.7	1.41x	16.5%	12.2%	S&P 500
Labor Impact Investments	244.2	155.7	-	155.7	1.00x	0.0%	0.0%	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through June 30, 2020. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to us or any expenses of any account or vehicle we manage. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by us. Past performance is not necessarily indicative of future results.

1. Excludes certain private markets credit fund investments outside of private equity programs.
2. Reflects secondaries investments since 2014. In September 2014, we established a dedicated private equity secondaries vertical
3. Reflects co-investments/direct investments since 2009. In December 2008, we established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co-investment strategy.
4. Infrastructure investments exclude labor impact investments.
5. Reflects real estate investments since 2010. In 2010, we established a dedicated Real Estate team and adopted a more targeted, active real estate strategy
6. Since 2007

24

Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators

Adjusted net income is a non-GAAP measure that we present on a pre-tax and after-tax basis to evaluate our profitability. **Adjusted pre-tax income** represents net income attributable to GCM Grosvenor excluding (a) income taxes, (b) change in fair value of derivatives, (c) partnership interest-based and non-cash compensation, (d) unrealized investment income, and (d) certain other items that we believe are not indicative of our core performance, including charges related to corporate transactions and employee severance. We believe adjusted pre-tax income is useful to investors because it provides additional insight into the operating profitability of our business. **Adjusted net income** represents adjusted pre-tax income minus income taxes.

Adjusted EBITDA is a non-GAAP measure which represents adjusted net income excluding (a) income taxes, (b) depreciation expense and (c) interest expense on our outstanding debt. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods.

Adjusted fee-related earnings ("FRE") is a non-GAAP measure used to highlight earnings from recurring management fees and administrative fees. Adjusted fee-related earnings represents Adjusted EBITDA further adjusted to exclude (a) incentive fees and related compensation and (b) other non-operating income, and to include depreciation expense. We believe adjusted fee-related earnings is useful to investors because it provides additional insights into the management fee driven operating profitability of our business.

Net incentive fees attributable to GCM Grosvenor is a non-GAAP measure used to highlight fees earned from incentive fees that are attributable to GCM Grosvenor. Net incentive fees represent incentive fees excluding (a) carried interest attributable to employees and former employees and (b) carried interest attributable to noncontrolling interest holders.

Net fees attributable to GCM Grosvenor is a non-GAAP measure used to highlight revenues attributable to GCM Grosvenor. Net fees attributable to GCM Grosvenor represent total operating revenues fees excluding (a) reimbursement of expenses paid on behalf of GCM Funds and affiliates, (b) carried interest attributable to employees and former employees and (c) carried interest attributable to noncontrolling interest holders.

Fee-Paying Assets Under Management ("FPAUM" or "Fee-Paying AUM") is a key performance indicator we use to measure the assets from which we earn management fees. Our FPAUM comprises the assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the vast majority of our discretionary AUM accounts. The FPAUM for our private market strategies typically represents committed, invested or scheduled capital during the investment period and invested capital following the expiration or termination of the investment period. Substantially all of our private markets strategies funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Our FPAUM for our absolute return strategy is based on net asset value.

Our calculations of FPAUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of FPAUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage.

Contracted, not yet fee-paying AUM ("CNYFPAUM") represents limited partner commitments during the initial commitment or investment period where fees are expected to be charged in the future based on invested capital (capital committed to underlying investments) or on a ratable ramp-in of total commitments.

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26 Assets Under Management (“AUM”) reflects the sum of (a) FPAUM, (b) CNYFPAUM and (c) other mark - to - market, insider capital and non - fee - paying assets under manage ment. GCM Grosvenor refers to the combined accounts of (a) Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited par tne rship, and its consolidated subsidiaries and (b) GCM, L.L.C., a Delaware limited liability company. Transaction refers to the business combination announced August 3, 2020 and completed on November 17, 2020 through which CFAC merged with an d into GCM Grosvenor Inc., ceasing the separate corporate existence of CFAC with GCM Grosvenor Inc. becoming the surviving corporation. Following the business combination, the financi al statements of GCM Grosvenor Inc. will represent a continuation of the financial statements of GCM Grosvenor with the transaction being treated as the equivalent of GCM Grosvenor issuing stock for the net a sse ts of GCM Grosvenor, Inc., accompanied by a recapitalization. CF Finance Acquisition Corp. (“CFAC”) (NASDAQ: CFFA) was a special purpose acquisition company sponsored by Cantor Fitzgerald, a leading global financial services fi rm. GCM Grosvenor Inc. was incorporated in Delaware as a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP, formed for the purp ose of completing the Transaction. Pursuant to the Transaction, Grosvenor Capital Management Holdings, LLLP cancelled its shares in GCM Grosvenor Inc. no longer making GCM Gros ven or Inc. a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP. Certain Definitions and Use of Non - GAAP Financials and Key Performance Indicators (continued)

Disclaimer

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected future performance of GCM Grosvenor's business and anticipated recommendation of management of a cash dividend. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would" and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the historical performance of our funds may not be indicative of our future results; risks related to redemptions and termination of engagements; effect of the COVID-19 pandemic on our business; the variable nature of our revenues; competition in our industry; effects of domestic and foreign government regulation or compliance failures; operational risks and data security breaches; our ability to deal appropriately with conflicts of interest; market, geopolitical and economic conditions; identification and availability of suitable investment opportunities; and risks related to our ability to grow AUM and the performance of our investments. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the joint registration statement/proxy statement on Form S-4 filed by GCM Grosvenor Inc. and its other filings from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM Grosvenor assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Non-GAAP Financial Measures

The non-GAAP financial measures contained in this presentation are not GAAP measures of GCM Grosvenor's financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included on pages 20-22 of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

This presentation includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, GCM Grosvenor is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included.

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